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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

         Date of report (Date of earliest event reported)   July 26, 2002
                                                          ------------------


                          SAKS CREDIT CARD MASTER TRUST

                             SAKS CREDIT CORPORATION

               (Exact Name of Registrant as Specified in Charter)


          Delaware                      333-48739                63-1228533
----------------------------     ------------------------   -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


                 140 Industrial Drive, Elmhurst, Illinois 60126
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (630) 516-8270
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

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Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the July 26, 2002 Saks Incorporated news release describing a strategic alliance with Household International is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 7.  Financial Statements, Pro Forma Information and Exhibits.

         (c)      Exhibits.
                  --------

Exhibit Number                          Description
--------------      ---------------------------------------------------------

     99.1           Press Release.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SAKS CREDIT CARD MASTER TRUST

                                            By:   SAKS CREDIT CORPORATION


                                                  By:  /s/ Scott A. Honnold
                                                      -------------------------
                                                      Name:  Scott A. Honnold
                                                      Title: Vice President

                                            SAKS CREDIT CORPORATION


                                            By:   /s/ Scott A. Honnold
                                                  ----------------------------
                                                  Name:   Scott A. Honnold
                                                  Title:  Vice President

Date:  August 16, 2002